UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2016

Wolverine World Wide, Inc.

(Exact Name of Registrant as
Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-06024 (Commission File Number)	38-1185150 (IRS Employer Identification No.)

9341 Courtland Drive N.E. Rockford, Michigan (Address of Principal Executive Offices)	49351 (Zip Code)

Registrant’s telephone number, including area code:  (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On August 16, 2016, Wolverine World Wide, Inc. (the “Company”) announced that it intends to offer $250 million in aggregate principal amount of Senior Notes due 2026 in a private offering that is exempt from registration under the Securities Act of 1933, as amended (the “144A Offering”). The Company intends to use the net proceeds from the 144A Offering, together with borrowings under its senior credit facility and cash on hand, to fund the redemption of its outstanding 6.125% Senior Notes due 2020, and pay related fees and expenses.

In connection with the 144A Offering, the Company disclosed certain information to prospective investors in a preliminary offering memorandum dated August 16, 2016 (the “Preliminary Offering Memorandum”).  Pursuant to Regulation FD, the Company is furnishing as Exhibits 99.2, and 99.3 the following information: (i) certain subsections of the section of the Preliminary Offering Memorandum captioned “Summary,”  and (ii) the section of the Preliminary Offering Memorandum captioned “Description of other indebtedness—Amended senior credit facility.”

On August 16, 2016, the Company also announced that the Company’s Board of Directors approved a new, four year share repurchase program authorizing up to $300 million in share repurchases.  A copy of the press release is furnished as Exhibit 99.4 hereto.

The information in this Item 7.01, including Exhibits 99.2, 99.3 and 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                                           Other Events.

A copy of the press release announcing the 144A Offering is being filed as Exhibit 99.1 herewith.

FORWARD-LOOKING STATEMENTS

The exhibits to this Current Report on Form 8-K contain forward-looking statements. Words such as “guidance,” “estimates,” “anticipates,” “believes,” “forecasts,” “step,” “plans,” “predicts,” “projects,” “is likely,” “expects,” “intends,” “should,” “will,” “confident,” variations of such words, and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood, and degree of occurrence.  Risk Factors include, among others: changes in general economic conditions, employment rates, business conditions, interest rates, tax policies and other factors affecting consumer spending in the markets and regions in which the Company’s products are sold; the inability for any reason to effectively compete in global footwear, apparel and consumer-direct markets; the inability to maintain positive brand images and anticipate, understand and respond to changing footwear and apparel trends and consumer preferences; the inability to effectively manage inventory levels; increases or changes in duties, tariffs, quotas or applicable assessments in countries of import and export; currency fluctuations; currency restrictions; capacity constraints, production disruptions, quality issues, price increases or other risks associated with foreign sourcing; the cost and availability of raw materials, inventories, services and labor for owned and contract manufacturers; labor disruptions; changes in relationships with, including the loss of, significant wholesale customers; the failure of the U.S. Department of Defense to exercise future purchase options or award new contracts, or the cancellation or modification of existing contracts by the Department of Defense or other military purchasers; risks related to the significant investment in, and performance of, the Company’s consumer-direct operations; risks related to the expanding into new markets and complementary product categories as well as consumer-direct operations; the impact of seasonality and unpredictable weather conditions; changes in general economic conditions and/or the credit markets on the Company’s distributors, suppliers and customers; increase in the Company’s effective tax rates; failure of licensees or distributors to meet planned annual sales goals or to make timely payments to the Company; the risks of doing business in developing countries, and politically or economically volatile areas; the ability to secure and protect owned intellectual property or use licensed intellectual property; the impact of regulation, regulatory and legal proceedings and legal compliance risks; the potential breach of the Company’s databases, or those of its vendors, which contain certain personal information or payment card data; problems affecting the Company’s distribution system, including service interruptions at shipping and receiving ports; strategic actions, including new initiatives and ventures, acquisitions and dispositions, and the Company’s success in integrating acquired businesses, and implementing new initiatives and ventures; the risk of impairment to goodwill and other acquired intangibles; the success of the Company’s consumer-direct realignment initiatives; changes in future pension funding requirements and pension expenses; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. The foregoing Risk Factors, as well as other existing Risk Factors and new Risk Factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.  Furthermore, the Company undertakes no obligation to update, amend, or clarify forward-looking statements.

Item 9.01                                           Financial Statements and Exhibits.

(a)                      Not applicable.

(b)                      Not applicable.

(c)                       Not applicable.

(d)                      Exhibits:

99.1                        Press release, dated August 16, 2016, announcing the 144A Offering.

99.2                        Certain subsections of the section of the Preliminary Offering Memorandum captioned “Summary.”

99.3                        “Description of other indebtedness—Amended senior credit facility” section of the Preliminary Offering Memorandum.

99.4                        Press release, dated August 16, 2016, announcing the authorization of a share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2016	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Brendan M. Gibbons
Brendan M. Gibbons Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press release, dated August 16, 2016, announcing the 144A Offering.

99.2	Certain subsections of the section of the Preliminary Offering Memorandum captioned “Summary.”

99.3	“Description of other indebtedness—Amended senior credit facility” section of the Preliminary Offering Memorandum.

99.4	Press release, dated August 16, 2016, announcing the authorization of a share repurchase program.